UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2024

Augmedix, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40890	83-3299164
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Sutter Street, Suite 1300

San Francisco, California 94104

(Address of principal executive offices, including zip code)

(888) 669-4885

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AUGX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, on July 19, 2024, Augmedix, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Commure, Inc., a Delaware corporation (“Parent”), and Anderson Merger Sub, Inc., a Delaware corporation and direct wholly-owned subsidiary of Parent (“Merger Sub”), pursuant to which, among other things, and subject to the terms and conditions set forth therein, Merger Sub will merge with and into the Company, with the Company continuing as a wholly-owned subsidiary of Parent (the “Merger”). On August 19, 2024, the Company filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement (the “Preliminary Proxy Statement”), and on August 29, 2024, the Company filed with the SEC a definitive proxy statement (the “Definitive Proxy Statement”), in each case with respect to the special meeting of the Company’s stockholders in connection with the Merger scheduled to be held on September 27, 2024, at 9:00 a.m. Pacific Time at the Company’s offices at 111 Sutter Street, Suite 1300, San Francisco, California 94104 (the “Special Meeting”).

Certain Litigation

In connection with the Merger, the Company has, as of the date of this Current Report on Form 8-K, received demand letters, a demand to inspect the Company’s books and records pursuant to 8 Del. C. § 220, and two complaints sent on behalf of purported stockholders of the Company challenging, among other things, the adequacy of certain disclosures made in the Preliminary Proxy Statement and the Definitive Proxy Statement (collectively, the “Stockholder Actions”). The two complaints, which named the Company and members of the Company’s board of directors as defendants, were both filed in the Supreme Court of the State of New York, County of New York and are captioned Catherine Coffman v. Augmedix, Inc., et al., Index No. 654743/2024 and Michael Kent v. Augmedix, Inc., et al., Index No. 654762/2024, respectively. The Company believes that the allegations in the Stockholder Actions are without merit and that the Preliminary Proxy Statement and the Definitive Proxy Statement do not omit any material information about the Merger.

The Company denies that it has violated any laws or breached any duties to the Company’s stockholders, denies all allegations in the Stockholder Actions, and believes no supplemental disclosure to the Definitive Proxy Statement was or is required under any applicable law, rule or regulation. However, solely to eliminate the burden and expense of potential litigation, to avoid potential delay or disruption to the Merger, and to provide additional information to the Company’s stockholders, the Company has determined to voluntarily supplement the Definitive Proxy Statement with the below disclosures. The Company believes that the disclosures set forth in the Definitive Proxy Statement comply fully with applicable law and nothing in the below supplemental disclosure will be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosures set forth herein.

To the extent that information in the below supplemental disclosures differs from, or updates information contained in, the Definitive Proxy Statement, the information in the below supplemental disclosures will supersede or supplement the information in the Definitive Proxy Statement. Except as otherwise described in the below supplemental disclosures or the documents referred to, contained in or incorporated by reference herein, the Definitive Proxy Statement, the annexes to the Definitive Proxy Statement and the documents referred to, contained in or incorporated by reference in the Definitive Proxy Statement are not otherwise modified, supplemented or amended. The supplemental disclosures will not affect the timing of the Special Meeting.

Supplemental Disclosures to Definitive Proxy Statement

The following information supplements the Definitive Proxy Statement, and should be read in conjunction with the Definitive Proxy Statement, which is available at the SEC’s website, www.sec.gov, and which should be read in its entirety, including the annexes thereto. The information contained in this supplement is incorporated by reference into the Definitive Proxy Statement. All page references in the information below are references to pages in the Definitive Proxy Statement, and the terms used below have the meanings set forth in the Definitive Proxy Statement.

The disclosure under the subsection captioned “Background of the Merger” is hereby amended and supplemented by adding to the third full paragraph on page 34 of the Definitive Proxy Statement, the following (with new text in bold and underlined):

On March 1, 2024, the Augmedix Board held a meeting at which the Augmedix Board discussed, among other things, the rapid rise of AI in the ambient healthcare industry and the impact that this was having on both Augmedix and its competitors and the need for rapid technological and market evolution and the ongoing consolidation within the industry. In light of the foregoing, the Augmedix Board established a strategy committee of the Augmedix Board (the “Strategy Committee”), composed of William Febbo, Robert Faulkner and Roderick O’Reilly, each of whom is an independent director as defined under applicable Nasdaq rules, in order to meet with Augmedix management regularly to discuss any potential strategic transactions, to the extent applicable, and next steps and receive and review any written materials relating to any such transactions, and meet with any financial advisors retained by the Company to discuss any potential transactions, to the extent applicable. The Augmedix Board authorized the Strategy Committee to review and report to the Augmedix Board on potential strategic transactions with third parties, but did not authorize the Strategy Committee to approve or veto any such transaction. The Strategy Committee was not formed in response to any specific proposal for a strategic transaction nor any actual or potential conflicts of interest, but was formed in light of the convenience and efficiency of having a subset of directors oversee such matters, subject to the authority of the Augmedix Board.

The disclosure under the subsection captioned “Reasons for the Merger” is hereby amended and supplemented by adding to the third full paragraph on page 50 of the Definitive Proxy Statement, the following (with new text in bold and underlined):

Terms of the Merger Agreement. The terms of the Merger Agreement, which was the product of arms-length negotiations, and the belief of the Augmedix Board that the Merger Agreement contained terms that (1) allowed the Augmedix Board to entertain any Superior Proposal that may be submitted after the announcement of the Merger and prior to stockholder approval of the Merger and (2) provided Augmedix a high level of closing certainty. The factors considered included:

•	Augmedix’s ability, under certain circumstances, to furnish information to and conduct negotiations with third parties regarding Alternative Acquisition Proposals.

•	Augmedix’s ability to terminate the Merger Agreement in order to accept a Superior Proposal prior to stockholder approval of the Merger.

•

The Augmedix Board’s belief that the terms of the Merger Agreement, including the obligation of Augmedix to pay a termination fee of $5.24 million if Augmedix terminates the Merger Agreement to accept a Superior Proposal, would be unlikely to deter third parties from making a Superior Proposal.

•

The Augmedix Board’s ability, under certain circumstances, to withdraw or modify its recommendation that our stockholders vote “FOR” adoption of the Merger Agreement and approval of the Merger, though certain stockholders would remain obligated under the Voting Agreements unless the Merger Agreement is terminated.

•	Commure’s obligation to consummate the Merger not being subject to a financing condition.

The first paragraph under the heading “Discounted Cash Flow Analysis” on page 54 of the Definitive Proxy Statement under the subsection captioned “Opinion of Augmedix’s Financial Advisor” is hereby amended and supplemented by adding the following (with new text in bold and underlined):

Discounted Cash Flow Analysis

Evercore performed a discounted cash flow analysis of Augmedix to calculate the estimated present value of the standalone unlevered, after-tax free cash flows, defined as net operating profit after tax, plus depreciation and amortization, less changes in net working capital and capital expenditures, that Augmedix was forecasted to generate during the portion of Augmedix’s fiscal year 2024 from July 16, 2024 through December 31, 2024 and during

Augmedix’s fiscal years 2025 through 2033 based on the Forecasts. Evercore calculated terminal values for Augmedix by applying perpetuity growth rates of 3.5% to 4.5%, which range was selected based on Evercore’s professional judgment and experience, to a terminal year estimate of the unlevered, after-tax free cash flows that Augmedix was forecasted to generate based on the Forecasts. The cash flows and terminal values in each case were then discounted to present value as of July 16, 2024 using discount rates ranging from 18.0% to 22.0%, which were based on an estimate of Augmedix’s weighted average cost of capital, and the mid-year cash flow discounting convention. In calculating implied enterprise values, Evercore included the present value of tax savings from Augmedix’s estimated usage of net operating losses, of an amount equal to $14.0 million, based on the Forecasts. Based on this range of implied enterprise values, Augmedix’s estimated net cash of $45 million (calculated as cash and cash equivalents less total debt) as of March 31, 2024, pro forma for net proceeds related to assumed issuance of 30 million shares in the second quarter of fiscal year 2025, and the number of fully diluted shares of Augmedix common stock as of July 16, 2024, pro forma for assumed issuance of 30 million shares in the second quarter of fiscal year 2025, in each case as provided by Augmedix management, this analysis indicated a range of implied equity values per share of Augmedix common stock of $1.80 to $2.61, compared to the Merger consideration of $2.35 per share of Augmedix common stock.

The first paragraph, bullet-point list between the first and second paragraphs, the second paragraph and the first table, in each case under the heading “Selected Public Company Trading Analysis” on page 55 of the Definitive Proxy Statement under the subsection captioned “Opinion of Augmedix’s Financial Advisor”, are hereby amended and supplemented by adding or deleting the following (with new text in bold and underlined and deleted text in bold and stricken-through):

Selected Public Company Trading Analysis

Evercore reviewed and compared certain financial information of Augmedix to corresponding financial multiples and ratios for the below~~following~~ selected publicly traded companies in the healthcare and healthcare technology industries (the “selected companies”)~~:~~.

~~• Premier, Inc.~~

~~• Teladoc Health, Inc.~~

~~• Phreesia, Inc.~~

~~• Omnicell, Inc.~~

~~• Veradigm~~

~~• HealthStream, Inc.~~

~~• Health Catalyst, Inc.~~

~~• Accolode, Inc.~~

~~• LifeMD, Inc.~~

~~• OptimizeRx Corp.~~

~~• TruBridge, Inc.~~

For each of the selected companies, Evercore calculated enterprise value (defined as equity market capitalization plus total debt, plus preferred equity and minority interest, less cash and cash equivalents) as a multiple of estimated 2024 revenue, which we refer to as “2024E Revenue” and as a multiple of estimated 2025 revenue, which we refer to as “2025E Revenue”, based on closing share prices as of July 16, 2024. Estimated financial data of the selected companies were based on publicly available research analysts’ estimates.

This analysis indicated the following:

~~Benchmark~~	~~High~~	~~Low~~	~~Mean~~	~~Median~~
~~2024E Revenue 2025E Revenue~~	~~3.5x 3.0x~~	~~0.7x 0.6x~~	~~1.7x 1.5x~~	~~1.5x 1.2x~~

Company	2024 EV/Revenue	2025 EV/Revenue
Premier, Inc.	1.5x	1.5x
Teladoc Health, Inc.	0.9x	0.8x
Phreesia, Inc.	3.5x	3.0x
Omnicell, Inc.	1.3x	1.2x
Veradigm	1.5x	1.4x
HealthStream, Inc.	2.9x	2.7x
Health Catalyst, Inc.	1.2x	1.1x
Accolode, Inc.	0.7x	0.6x
LifeMD, Inc.	1.5x	1.2x
OptimizeRx Corp.	2.2x	1.9x
TruBridge, Inc.	1.1x	1.0x
Mean	1.7x	1.5x
Median	1.5x	1.2x

The first paragraph, the two tables between the first and second paragraphs and the third and fourth tables, in each case under the heading “Selected Transactions Analysis” on page 56 and carrying over to the beginning of page 57 of the Definitive Proxy Statement under the subsection captioned “Opinion of Augmedix’s Financial Advisor ”, are hereby amended and supplemented by adding or deleting the following (with new text in bold and underlined and deleted text in bold and stricken-through):

Selected Transactions Analysis

Evercore reviewed, to the extent publicly available, financial information related to the below~~following~~ selected transactions involving target companies in the healthcare and healthcare technology industries announced since the beginning of 2022 (the “selected transactions”). The selected transactions reviewed by Evercore included a set of precedents involving publicly traded healthcare companies that experienced significant pressure on their stock prior to acquisition. ~~The selected transactions reviewed by Evercore and the month and year each was announced, were as follows:~~

~~Healthcare Technology Precedents~~

~~Month and Year Announced~~	Acquiror	Target
~~June 2022~~	~~TPG Capital~~	~~Convey Health Solutions~~
~~August 2023~~	~~ExactCare Pharmacy~~	~~Tabula Rasa Healthcare, Inc.~~
~~September 2023~~	~~Thoma Bravo~~	~~NextGen Healthcare, Inc.~~
~~December 2023~~	~~R1 RCM Inc.~~	~~Acclara~~
~~June 2024~~	~~Altaris, LLC~~	Sharecare

~~Other Healthcare Precedents~~

~~Month and Year Announced~~	~~Acquiror~~	~~Target~~
~~October 2022~~	~~Orthofix Medical Inc.~~	~~SeaSpine Holdings Corporation~~
~~December 2022~~	~~Berkeley Lights, Inc.~~	~~IsoPlexis Corporation~~
~~October 2023~~	~~Standard BioTools Inc.~~	~~SomaLogic~~
~~October 2023~~	~~Patient Square Capital~~	~~Eargo, Inc.~~
~~April 2024~~	~~Bruker Corporation~~	~~NanoString Technologies, Inc.~~
~~April 2024~~	~~Labcorp~~	~~Invitae (Select Assets)~~

For each selected transaction, Evercore calculated the implied enterprise value (defined as the target company’s implied equity value based on the consideration paid in the applicable transaction plus total debt, plus preferred equity and minority interest, less cash and cash equivalents) as a multiple of last twelve-month revenue for the target company at the time of the announcement of the applicable transaction, which we refer to as “LTM Revenue”. Estimated financial data of the selected transactions were based on publicly available information at the time of announcement of the relevant transaction.

This analysis indicated the following:

~~Healthcare Technology Precedents~~

~~Benchmark~~	~~High~~	~~Low~~	~~Mean~~	~~Median~~
~~LTM Revenue~~ 	~~2.9x~~	~~1.2x~~	~~2.2x~~	~~2.4x~~

~~Other Healthcare Precedents~~

~~Benchmark~~	~~High~~	~~Low~~	~~Mean~~	~~Median~~
~~LTM Revenue~~ 	~~4.1x~~	~~0.2x~~	~~1.7x~~	~~1.4x~~

Healthcare Technology Precedents

Date Announced	Acquiror	Target	Transaction Value/LTM Revenue
June 21, 2022	TPG Capital	Convey Health Solutions	2.9x
August 7, 2023	ExactCare Pharmacy	Tabula Rasa Healthcare, Inc.	1.6x
September 6, 2023	Thoma Bravo	NextGen Healthcare, Inc.	2.4x
December 6, 2023	R1 RCM Inc.	Acclara	2.6x
June 21, 2024	Altaris, LLC	Sharecare	1.2x
Mean			2.2x
Median			2.4x

Other Healthcare Precedents

Date Announced	Acquiror	Target	Transaction Value/LTM Revenue
October 11, 2022	Orthofix Medical Inc.	SeaSpine Holdings Corporation	1.2x
December 21, 2022	Berkeley Lights, Inc.	IsoPlexis Corporation	4.1x
October 4, 2023	Standard BioTools Inc.	SomaLogic	1.7x
October 30, 2023	Patient Square Capital	Eargo, Inc.	0.2x
April 22, 2024	Bruker Corporation	NanoString Technologies, Inc.	2.3x
April 24, 2024	Labcorp	Invitae (Select Assets)	0.8x
Mean			1.7x
Median			1.4x

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain forward-looking statements, which include all statements that do not relate solely to historical or current facts, such as statements regarding the pending acquisition of the Company by Parent (the “Merger”) and the expected timing of the closing of the Merger and other statements that concern the Company’s expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “aim,” “potential,” “continue,” “ongoing,” “goal,” “can,” “seek,” “target” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. These forward-looking statements are based on the Company’s beliefs, as well as assumptions made by, and information currently available to, the Company. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected and are subject to a number of known and unknown risks and uncertainties, including, but not limited to: (i) the risk that the Merger may not be completed on the anticipated timeline or at all; (ii) the failure to satisfy any of the conditions to the consummation of the Merger, including the receipt of required approval from the Company’s stockholders; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring the Company to pay a termination fee; (iv) the effect of the announcement or pendency of the Merger on the Company’s business relationships, operating results and business generally; (v) risks that the Merger disrupts the Company’s current plans and operations; (vi) the Company’s ability to retain and hire key personnel and maintain relationships with key business partners and customers, and others with whom it does business; (vii) risks related to diverting management’s or employees’ attention during the pendency of the Merger from the Company’s ongoing business operations; (viii) the amount of costs, fees, charges or expenses resulting from the Merger; (ix) potential litigation relating to the Merger; (x) uncertainty as to timing of completion of the Merger and the ability of each party to consummate the Merger; (xi) risks that the benefits of the Merger are not realized when or as expected; (xii) the risk that the price of the Company’s common stock may fluctuate during the pendency of the Merger and may decline significantly if the Merger is not completed; and (xiii) other risks described in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), such as the risks and uncertainties described under the headings “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other sections of the Company’s Annual Report on Form 10-K, the Company’s Quarterly Reports on Form 10-Q, and in the Company’s other filings with the SEC. While the list of risks and uncertainties presented here is, and the discussion of risks and uncertainties presented in the proxy statement on Schedule 14A that the Company filed with the SEC relating to its special meeting of stockholders will be, considered representative, no such list or discussion should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and/or similar risks, any of which could have a material adverse effect on the completion of the Merger and/or the Company’s consolidated financial condition. The forward-looking statements speak only as of the date they are made. Except as required by applicable law or regulation, the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

The information that can be accessed through hyperlinks or website addresses included in this communication is deemed not to be incorporated in or part of this communication.

Additional Information and Where to Find It

This communication is being made in respect of the Merger. In connection with the proposed Merger, on August 29, 2024, the Company filed with the SEC a definitive proxy statement on Schedule 14A relating to its special meeting of stockholders (the “Definitive Proxy Statement”) and may file or furnish other documents with the SEC regarding the Merger. STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT REGARDING THE MERGER (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS FILED OR FURNISHED WITH THE SEC IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. The Company’s stockholders may obtain free copies of the documents the Company files with the SEC from the SEC’s website at www.sec.gov or through the Company’s website at ir.augmedix.com under the link “SEC Filings” or by contacting the Company’s Investor Relations department via e-mail at investors@augmedix.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the Merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the Definitive Proxy Statement. To the extent that such individual’s holdings of the Company’s common stock have changed since the amounts printed in the Definitive Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the identity of such participants, and their direct or indirect interests in the Merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the Merger.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUGMEDIX, INC.

Date: September 16, 2024	By:	/s/ Paul Ginocchio
Paul Ginocchio
Chief Financial Officer